Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2022
Significant Accounting Policies
Schedule of Earnings per common share
Years Ended December 31,	2022	2021

Net income, as reported	$13,739,940	$13,138,338
Less: dividends to preferred shareholders	66,563	48,750
Net income available to common shareholders	$13,673,377	$13,089,588
Weighted average number of common shares
used in calculating earnings per share	5,403,938	5,345,988
Earnings per common share	$2.53	$2.45